UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

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Navient Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13865 Sunrise Valley Drive, Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 810-3000

Not Applicable

(Former name or former address, if changed since last report)

 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market
Preferred Stock Purchase Rights	None	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2024 Strategic Transformation Incentive Plan

On June 28, 2024, the Compensation and Human Resources Committee (the “Compensation Committee”) of the Board of Directors of Navient Corporation (the “Company”) approved the 2024 Strategic Transformation Incentive Plan (the “STIP”) pursuant to the Company’s 2024 Omnibus Incentive Plan. The STIP establishes the terms and conditions for cash incentive awards that may be earned by employees approved for participation in the STIP, including certain named executive officers of the Company, based on the satisfaction of individual performance conditions and the Company’s achievement of certain corporate performance metrics between July 1, 2024 and December 31, 2024 (the “Performance Period”). The STIP’s goals involve achievement of certain qualitative and quantitative metrics during the Performance Period relating to the Company’s previously announced strategic actions to simplify the Company, reduce its expense base and enhance its flexibility.

Under the STIP, if the Company achieves its target performance metrics during the Performance Period, subject to certain conditions and limitations, (i) the Company’s Chief Executive Officer and President is eligible to earn cash incentive awards equaling, in the aggregate, one-hundred fifty percent (150%) of his base salary for the Company’s 2024 fiscal year (the “Fiscal Year”) and (ii) the Company’s Executive Vice President and Chief Financial Officer, Executive Vice President and Group President, Business Processing Solutions, and Executive Vice President and Chief Administrative Officer are each eligible to earn cash incentive awards equaling, in the aggregate, one-hundred twenty-five percent (125%) of his base salary for the Fiscal Year.

Upon completion of the Performance Period, the Compensation Committee will determine the extent to which the Company’s performance metrics for the Performance Period were attained, and approve any awards made under the STIP. The foregoing description of the STIP is qualified in its entirety by the full text of the STIP, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Compensatory Arrangements with Chief Executive Officer and President

On July 3, 2024, the Company and David L. Yowan, the Company’s Chief Executive Officer and President, entered into a letter agreement (the “Letter Agreement”) to amend their previous letter agreement (the “Prior Letter Agreement”) dated May 15, 2023, which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-36228) filed with the Securities and Exchange Commission on May 16, 2023.

Pursuant to the Letter Agreement, on July 3, 2024 (the “Grant Date”), Mr. Yowan will be granted (1) an award of restricted stock units (“RSUs”) in respect of Company common shares equal to $1.6 million divided by the closing price of the Company’s common shares, par value $0.01 (the “Common Stock”), on the Grant Date and (2) an award of performance-based restricted stock units (“PSUs”) in respect of Company common shares equal to $2.4 million divided by the closing price of the Common Stock on the Grant Date. The RSU award will vest as to (a) 50% of the RSUs, if Mr. Yowan remains employed by the Company as Chief Executive Officer through the first anniversary of the Grant Date, and (b) the remaining 50% of the RSUs if Mr. Yowan remains so employed through December 31, 2025. The RSUs will also vest if Mr. Yowan’s employment is terminated by the Company without cause or by Mr. Yowan for good reason. The PSU award will vest based on the degree to which a service condition and a performance condition are satisfied. The service condition will be satisfied as to (a) 50% of the PSUs, if Mr. Yowan remains employed by the Company as Chief Executive Officer through the first anniversary of the Grant Date, and (b) the remaining 50% of the PSUs if Mr. Yowan remains so employed through December 31, 2025. The service condition will also be deemed satisfied if Mr. Yowan’s employment is terminated by the Company without cause or by Mr. Yowan for good reason. The performance condition will be deemed satisfied with respect to a specified percentage of the PSUs based on the Company’s total shareholder return relative to peer companies for the period from the Grant Date through December 31, 2026 (or if Mr. Yowan’s employment is terminated prior to January 1, 2026 by the Company without cause or by him for good reason, through December 31, 2025), with payout ranging from 0% to 150% of the PSUs.

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The Letter Agreement also provides that Mr. Yowan will be eligible to participate in the STIP. All other terms and conditions contained in the Prior Letter Agreement that are not specifically amended by the Letter Agreement shall remain unaffected and unamended by the Letter Agreement.

The foregoing description of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	2024 Strategic Transformation Incentive Plan
10.2	Letter Agreement, dated as of July 3, 2024, by and between Navient Corporation and David L. Yowan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

By:	/s/ Mark L. Heleen
Name: Mark L. Heleen
Title: Chief Legal Officer

Date: July 5, 2024

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